Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment No. 1”), dated as of January 24, 2020 (the “Amendment No. 1 Effective Date”), by and among VICI Properties 1 LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties, each lender party hereto (collectively, the “Lenders” and individually, a “Lender”) and Goldman Sachs Bank USA, as Administrative Agent. All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
PRELIMINARY STATEMENTS
WHEREAS, the Borrower has entered into that certain Amended and Restated Credit Agreement, dated as of May 15, 2019, among the Borrower, the other parties thereto, the lenders party thereto from time to time and the Administrative Agent (the “Credit Agreement” and, as amended by this Amendment No. 1, the “Amended Credit Agreement”);
WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein;
WHEREAS, Section 11.01 of the Credit Agreement provides that the Borrower may amend the Credit Agreement with the consent of the Administrative Agent and the requisite number of Lenders as set forth therein;
WHEREAS, Morgan Stanley Senior Funding, Inc. (“Morgan Stanley”), Goldman Sachs Bank USA, Citigroup Global Markets Inc., Citizens Bank, N.A., Deutsche Bank Securities Inc., JPMorgan Chase Bank, N.A., BofA Securities, Inc., Barclays Bank PLC, UBS Securities LLC, Wells Fargo Securities, LLC, Suntrust Robinson Humphrey, Inc., Credit Suisse Loan Funding LLC, Stifel Nicolaus and Company, Incorporated and Capital One, National Association have been appointed, and are acting, as joint lead arrangers and joint bookrunners for this Amendment (in such capacities, the “Arrangers”);
WHEREAS, the Lenders party to this Amendment constitute Required Lenders and all of the Lenders under the Credit Agreement on the Amendment No. 1 Effective Date directly affected by this Amendment;
WHEREAS, (i) each Lender holding Term B Loans outstanding immediately prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date (collectively, the “Existing Loans”) that executes and delivers a consent to this Amendment (each, a “Consenting Lender”) substantially in the form of Exhibit A hereto (each, an “Amendment No. 1 Consent”) shall be deemed, upon effectiveness of this Amendment No. 1, to have consented to the amendments to the Credit Agreement set forth herein, including, without limitation, the reduction of the Applicable Margin with respect to its outstanding Existing Loans and (x) if such Consenting Lender elects the “Cashless Amendment” option on the Amendment No. 1 Consent, such Consenting Lender will retain its Existing Loans as amended by this Amendment No. 1 and (y) if such Consenting Lender elects the “Post-Closing Settlement” option on the Amendment No. 1 Consent, the entire amount of such Consenting Lender’s

Existing Loans will be assigned to the New Lender (as defined below) at par on the Amendment No. 1 Effective Date (as defined below) (it being understood that no Assignment and Assumption shall be required to be executed by such Consenting Lender to effect such assignment) and following the Amendment No. 1 Effective Date such Consenting Lender shall purchase by assignment Term B Loans in an equal principal amount as its Existing Loans or such lesser amount allocated to such Consenting Lender by Morgan Stanley, (ii) with respect to each Lender holding Existing Loans that does not execute and deliver an Amendment No. 1 Consent (each, a “Non-Consenting Lender”) the Borrower shall either (x) repay all Obligations of the Borrower owing to such Non-Consenting Lender relating to the Term B Loans held by such Non-Consenting Lender as of the Amendment No. 1 Effective Date or (y) require such Non-Consenting Lender to assign the entire amount of its Existing Loans to Morgan Stanley (in such capacity, the “New Lender”) and such New Lender shall become a Lender under the Amended Credit Agreement with respect to the Existing Loans so assigned, in each case in accordance with Section 11.13 of the Credit Agreement, and (iii) on the Amendment No. 1 Effective Date, the Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders holding Existing Loans, all accrued and unpaid interest to, but not including, the Amendment No. 1 Effective Date, with respect to the Existing Loans;
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1.AMENDMENTS TO LOAN DOCUMENTS. Subject to satisfaction (or waiver) of the conditions set forth in Section 4 hereof, on the Amendment No. 1 Effective Date, the Credit Agreement is hereby amended as follows:

(a)	The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of January 24, 2020.
“Amendment No. 1 Effective Date” means January 24, 2020, the date of effectiveness of Amendment No. 1.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

(b)	Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby replaced in its entirety by the following:
“(b) for each Term Loan, 0.75% per annum for Base Rate Loans and 1.75% per annum for Eurodollar Rate Loans.”

(c)	The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended by inserting after “this Agreement,” the following: “Amendment No. 1,”.

(d)	Each reference to the “Closing Date” in Section 2.04(a) and Section 2.08(c) of the Credit Agreement is hereby replaced with a reference to the “Amendment No. 1 Effective Date”.
SECTION 2.    REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 1 Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 1.
SECTION 3.    REPRESENTATIONS & WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment No. 1, each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent on and as of the Amendment No. 1 Effective Date that (i) each of the representations and warranties made by any Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date; provided that for the avoidance of doubt all references in the representations set forth in Sections 5.02, and 5.03 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 1 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 1 and (ii) the information included in the Beneficial Ownership Certification is true and correct in all respects.
SECTION 4.    CONDITIONS PRECEDENT. This Amendment No. 1 shall become effective as of the first date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 4 shall have been satisfied or waived:

(a)
The Administrative Agent shall have received from (i) the New Lender (if applicable), (ii) the Administrative Agent and (iii) each Loan Party, a counterpart of this Amendment signed on behalf of such party. The Administrative Agent shall have received from each Consenting Lender, constituting at least the Required Lenders immediately prior to giving effect to this Amendment on the Amendment No. 1 Effective Date and, together with the New Lender (if applicable), all of the Lenders under the Credit Agreement on the Amendment No. 1 Effective Date directly affected by this Amendment, a duly executed Amendment No. 1 Consent. With respect to each Non-Consenting Lender, at the Borrower’s election and in accordance with Section 11.13 of the Credit Agreement, either (x) the Borrower shall have repaid all Obligations of the Borrower owing to such Non-Consenting Lender relating to the Term B Loans held by such Non-Consenting Lender Lender as of the Amendment No. 1 Effective Date under the

Term B Facility, or (y) such Non-Consenting Lender shall have executed an Assignment and Assumption assigning all of such Non-Consenting Lender’s Existing Loans to the New Lender or the Administrative Agent shall have executed an Assignment and Assumption on behalf of such Non-Consenting Lender .

(b)
All costs, fees and expenses (including, without limitation, legal fees and expenses to the extent invoiced prior to the Amendment No. 1 Effective Date) contemplated and to the extent required by the Credit Agreement, and any letter agreement among the Borrower and the Arrangers relating to the transactions contemplated hereby, and which are payable to the Arrangers or the Administrative Agent or any Lender pursuant to the terms thereof shall have been paid to the extent due. All accrued interest on, and any amounts owing under the Credit Agreement with respect to the Existing Loans, whether or not due and payable, shall have been, or shall substantially concurrently with the effectiveness of this Amendment No. 1 be, paid in full.

(c)
Each of the representations and warranties made by any Loan Party set forth in Section 3 hereof shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date.

(d)	At the time of and after giving effect to this Amendment No. 1, no Default or Event of Default shall have occurred and be continuing.

(e)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment No. 1 Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in clause (c) and clause (d) of this Section 4.

(f)
On the Amendment No. 1 Effective Date, the Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Kramer Levin Naftalis & Frankel LLP, counsel to the Borrower and the Guarantors organized in Delaware, in form and substance reasonably satisfactory to the Administrative Agent.

(g)
The Administrative Agent shall have received a customary certificate from the Borrower, dated the Amendment No. 1 Effective Date, signed by a Responsible Officer of the Borrower, and attested to by the secretary or any assistant secretary of the Borrower , with appropriate insertions, together with (a) certified copies of the organizational documents of the Borrower, (b) customary resolutions of the Borrower, (c) incumbency or specimen signatures which identify by name and title of such Responsible Officer authorized to sign this Amendment No. 1 and (d) a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of organization, dated a recent date prior to the Amendment No. 1 Effective Date and certifying as to the good standing of the Borrower; provided that in the case of preceding clause (a), such documents shall not be required to be delivered if such certificate includes a certification by such Responsible Officer that the applicable organizational documents delivered to the Administrative Agent in connection with the initial funding of Term B Loans on the Closing Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Closing Date.

(h)
The Arrangers and the Administrative Agent shall have received at least three (3) Business Days prior to the Amendment No. 1 Effective Date all documentation and other information requested by the Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including without limitation, the Act, in each case to the extent requested at least five (5) Business Days prior to the Amendment No. 1 Effective Date.

(i)
At least five days prior to the Amendment No. 1 Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall deliver a Beneficial Ownership Certification to the Arrangers and the Administrative Agent.

SECTION 5.    ARRANGERS. The Borrower and the Arrangers agree that the Arrangers shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Lead Arrangers pursuant to Sections 10.02 and 11.04 of the Amended Credit Agreement and except as otherwise agreed to in writing by the Borrower and the Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment No. 1, the Amended Credit Agreement or any other Loan Document.

SECTION 6.    REAFFIRMATION.

(a)
To induce the Lenders and the Administrative Agent to enter into this Amendment No. 1, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment No. 1) (collectively, the “Reaffirmed Documents”). Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1.

(b)	In furtherance of the foregoing Section 6(a), each Guarantor, in its capacity as a Guarantor under the Guaranty (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Obligations under the terms and conditions of the Guaranty and agrees that the Guaranty remains in full force and effect to the extent set forth in the Guaranty and after giving effect to this Amendment No. 1, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 1 and the Amended Credit Agreement. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that its guarantee of the Obligations and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 1, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations under each of the Loan Documents to which it is a party (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Agent and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)
In furtherance of the foregoing Section 6(a), each of the Loan Parties that is party to any Collateral Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Collateral Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 1 and the transactions contemplated hereby. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Collateral Documents (in each case, to the extent a party thereto) to secure the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Collateral Documents, the payment and performance of the Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1), as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended and reaffirmed pursuant to this Amendment No. 1), subject to the terms contained in the applicable Loan Documents, and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Collateral Documents to which it is a party.

(d)
Each Guarantor (other than the Borrower) acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 1 and (ii) nothing in the Credit Agreement, this Amendment No. 1 or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 7.    MISCELLANEOUS PROVISIONS.

(a)
New Lender. The New Lender hereby consents to this Amendment. Each of the New Lender, the Administrative Agent and the Borrower acknowledges and agrees that, upon the execution and delivery of an Assignment and Assumption signed by the New Lender, as assignee, and any Non-Consenting Lender, as assignor (or signed by the Administrative Agent on behalf of such Non-Consenting Lender, pursuant to Section 11.13 of the Amended Credit Agreement), the New Lender (i) shall become a “Lender” under, and for all purposes, and subject to and bound by the terms, of the Amended Credit Agreement and other Loan Documents with Term B Loans in an amount equal to the aggregate principal amount of all Existing Loans of all such Non‑Consenting Lenders, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) shall perform all the obligations of and shall have all rights of a Lender thereunder. After the assignment of Existing Loans by any Non-Consenting Lender to the New Lender as contemplated above, the New Lender and the Consenting Lenders shall together hold all of the Term B Loans.

(b)
Ratification. This Amendment No. 1 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 1 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(c)
Governing Law; Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 11.14 and 11.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(d)	Severability. Section 11.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(e)
Counterparts; Headings. This Amendment No. 1 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic transmission (including in .pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment No. 1. Article and Section headings used herein are for convenience of reference only, and are not part of this Amendment No. 1 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 1.

(f)	Amendment, Modification and Waiver. This Amendment No. 1 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

Borrower:
VICI PROPERTIES 1 LLC
By: /s/ David Kieske Name: David Kieske Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

Guarantors:
BALLY’S ATLANTIC CITY LLC,
BILOXI HAMMOND LLC,
BLUEGRASS DOWNS PROPERTY OWNER LLC,
CAESARS ATLANTIC CITY LLC,
CINCINNATI PROPCO LLC,
CLAUDINE PROPCO LLC,
CLAUDINE PROPERTY OWNER LLC,
CPLV PROPERTY OWNER LLC,
GRAND BILOXI LLC,
GREEKTOWN PROPCO LLC,
HARRAH’S COUNCIL BLUFFS LLC,
HARRAH’S LAKE TAHOE LLC,
HARRAH’S METROPOLIS LLC,
HARRAH’S RENO LLC,
HARVEY’S LAKE TAHOE LLC,
HORSESHOE COUNCIL BLUFFS LLC,
HORSESHOE SOUTHERN INDIANA LLC,
HORSESHOE TUNICA LLC,
MISCELLANEOUS LAND LLC,
NEW HARRAH’S NORTH KANSAS CITY LLC,
NEW HORSESHOE HAMMOND LLC,
NEW TUNICA ROADHOUSE LLC,
PHILADELPHIA PROPCO LLC,
PROPCO GULFPORT LLC,
PROPCO TRS LLC,
VEGAS DEVELOPMENT LLC,
VEGAS OPERATING PROPERTY LLC, and
VICI FC, INC.
each, a Delaware limited liability company,

By:/s/ David Kieske
Name: David Kieske
Title: Treasurer

HORSESHOE BOSSIER CITY PROP LLC, and
HARRAH’S BOSSIER CITY LLC,
each, a Louisiana limited liability company

By:/s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent

By:    /s/ Charles D. Johnston
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as New Lender

By: /s/ Constantine N. Darras
Name: Constantine N. Darras
Title:      Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A
(Lender Consent – on file with the Administrative Agent)